EXHIBIT 32.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bronco Energy Fund, Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13
(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Daniel Baker
                                         ----------------
Date: November 14, 2005                  Name:  Daniel Baker
                                         Title: Chief Executive Officer

                                         /s/ James Marshall
                                         ------------------
Date: November 14, 2005                  Name:  James Marshall
                                         Title: Chief Financial Officer and
                                         Treasurer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.

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